National Association of Publicly Traded Partnerships Investor Presentation May 21-22, 2014

1 Cautionary Statements This presentation contains forward-looking statements and information. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “will be,” “will continue,” “will likely result,” and similar expressions, or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” In addition, any statement concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions taken by us or our subsidiaries, are also forward-looking statements. These forward-looking statements involve external risks and uncertainties, including, but not limited to, those described under the section entitled “Risk Factors” included in our 2013 Annual Report on Form 10-K. Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of our management team. All forward-looking statements in this presentation and in any other written or oral forward-looking statements attributable to us, or to persons acting on our behalf, are expressly qualified in their entirety by these risks and uncertainties. These risks and uncertainties include, among others: • the volatility of natural gas, crude oil and NGL prices and the price and demand of products derived from these commodities; • competitive conditions in our industry and the extent and success of producers increasing production or replacing declining production and our success in obtaining new sources of supply; • industry conditions and supply of pipelines, processing and fractionation capacity relative to available natural gas from producers; • our dependence upon a relatively limited number of customers for a significant portion of our revenues; • actions taken, inactions or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers; • our ability to effectively recover NGLs at a rate equal to or greater than our contracted rates with customers; • our ability to produce and market NGLs at the anticipated differential to NGL index pricing; • our access to markets enabling us to match pricing indices for purchases and sales of natural gas and NGLs; • our ability to complete projects within budget and on schedule, including but not limited to, timely receipt of necessary government approvals and permits, our ability to control the costs of construction and other factors that may impact projects; • our ability to consummate acquisitions, successfully integrate the acquired businesses and realize anticipated cost savings and other synergies from any acquisitions; • our ability to manage over time changing exposure to commodity price risk; • the effectiveness of our hedging activities or our decisions not to undertake hedging activities; • our access to financing and ability to remain in compliance with our financing covenants; • our ability to generate sufficient operating cash flow to fund our quarterly distribution; • changes in general economic conditions; • the effects of downtime associated with our assets or the assets of third parties interconnected with our systems; • operating hazards, fires, natural disasters, weather-related delays, casualty losses and other matters beyond our control; • the failure of our processing and fractionation plants to perform as expected, including outages for unscheduled maintenance or repair; • the effects of laws and governmental regulations and policies; • the effects of existing and future litigation; and • other financial, operational and legal risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. Developments in any of these areas could cause actual results to differ materially from those anticipated or projected, affect our ability to maintain distribution levels and/or access necessary financial markets, or cause a significant reduction in the market price of our common units. The foregoing list of risks and uncertainties may not contain all of the risks and uncertainties that could affect us. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this presentation may not, in fact, occur. Accordingly, undue reliance should not be placed on these statements. We undertake no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law.

2 Southcross Overview Alabama and Mississippi • Traditional Gathering and Processing MLP • Integrated business from gathering through NGL fractionation • Proven ability to grow organically and through acquisitions • Low commodity price sensitivity • Strategic Eagle Ford shale position Key Operating Data 4,800 27,300 As of 6/30/2012 Current Fractionation Capacity (Bbls/d) 2,590 2,800 As of 6/30/2012 Current Pipeline (Approximate Miles) 185 385 As of 6/30/2012 Current Processing Capacity (MMcf/d) South Texas and Eagle Ford

Southcross History

2009	2010	2011	2012	2013	2014
• Acquired core assets	• Expanded Gregory processing plant • Built and acquired two pipeline assets	• Won anchor contracts for Eagle Ford expansion • Enterprise Alabama acquisition • Initiated construction of new processing and fractionation facilities	• Completed Woodsboro processing plant • Completed Bonnie View fractionator • IPO	• Completed expansion of Bonnie View fractionator • Completed Bee Line Pipeline	• Initiated Webb Pipeline construction • Completed $149 million follow-on equity offering • Onyx acquisition

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4 Strategically Located Asset Base Integrated Midstream Value Chain in South Texas Proven Ability to Develop Projects and Complete Acquisitions Significant, Highly-Visible Growth Opportunities Direct Access to Attractive Lower Gulf Coast NGL and Gas Markets Top-Tier Management Team Southcross is a traditional MLP with an integrated midstream value chain and assets leveraged to the growing Eagle Ford shale Investment Highlights

Top Tier Management Team

Name / Title	Years of Experience	Previous Experience	
David Biegler *Chairman & CEO*	45+	• Chairman & CEO • Chairman & Co-Founder • Vice Chairman, President & COO • Chairman, President & CEO • President & COO	Estrella Energy Regency Gas Services TXU Corp ENSERCH Corp Lone Star Gas Co.
Michael T. Hunter *Vice Chairman*	35+	• President • Founding Director • President, Pipeline Division • President & COO (Interstate Pipelines)	Estrella Energy Regency Gas Services TXU Corp NORAM Energy Corp
John Bonn *President & Chief Operating Officer*	30+	• President • Owner & President • VP, Commercial • Director, Commercial	NiSource Midstream Services Ranger Interests Enterprise Products Gulfterra Energy Partners
Michael Anderson *SVP & Chief Financial Officer*	25+	• SVP & CFO • SVP & CFO • CFO; Chairman & CEO • VP, M&A	Exterran and Exterran Partners Universal Compression Azurix Corp. JPMorgan Chase & Co.
Ronald Barcroft *SVP, Natural Gas Liquids*	40+	• VP, Commercial • VP, Commercial • VP, Commercial	Duke Energy Field Services Associated Natural Gas Midstates Natural Gas
David Ishmael *VP, Operations*	30+	• VP, Engineering • VP, Engineering • Director	AB Resources Quicksilver Gas Services Targa Resources
Corey Lothamer *VP, Gas Marketing & Supply*	10+	• Gas Supply • Project Engineer	Crosstex Energy Services Raytheon Company
Gerardo Rivera *VP, Natural Gas Liquids*	25+	• Strategy, Planning, Marketing and M&A • Director	Vermilion Energy Inc. ConocoPhillips

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6 Total U.S. E&P Production Capital Spending 80% Eagle Ford Spending 20% Strategically Located Asset Base Source: Wood Mackenzie Eagle Ford Shale 20% of over $115 Billion in 2014 US Lower 48 Spending Source: Railroad Commission of Texas Production Query System (PDQ) Source: Railroad Commission of Texas Production Query System (PDQ) Eagle Ford Production Forecast 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2009 2010 2011 2012 2013 2014 2015 2016 P ro d u cti o n ( M M cf/ d ) Gas NGLSource: Wood Mackenzie 26 94 1,010 2,826 4,143 4,416 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 2008 2009 2010 2011 2012 2013 Texas Eagle Ford Shale Drilling Permits Issued 2 52 322 1,232 2,581 3,701 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2008 2009 2010 2011 2012 2013 P ro d u c tio n ( M M c f/ d ) Texas Eagle Ford Shale Total Natural Gas Production

7 Track Record of Growth Pipeline Additions Plant Additions Acquisitions • McMullen Pipeline (2011) • Moselle Pipeline (2011) • Bee Line Pipeline (2012) • Karnes Extension (2013) • McMullen Lateral (2013) • Webb Pipeline (Under Construction) • Woodsboro Processing Plant (2012) • Bonnie View Fractionator (2013) • Enterprise Alabama (2011) • Tennessee Pipeline Assets (2011) • Monco Pipeline System (2012) • Onyx Pipelines (2014) Proven Ability to Develop Projects and Complete Acquisitions

8 2014 Accomplishments January •Announced launch of Webb Pipeline with signing of anchor shipper contract February •Completed $149 million follow-on equity offering March •Announced hiring of John Bonn as President and Chief Operating Officer •Completed $39 million acquisition of Onyx pipeline assets • Elected to revert amended credit facility back to IPO terms including lower pricing, fewer restrictions and $350 million facility size

9 Expansion of Southcross Eagle Ford Footprint

10 Pipeline Acquisition Corpus Christi Area Asset Map Investment Highlights Opportunities for Synergies • $39 million purchase price • Expected to be accretive to distributable cash flow in 2014 • 100% fixed-fee margin • Exclusive transportation contract through 2029 with sole end-use customer • Consistent historical throughput with strong demand forecast for future power generation • Ability to source gas at a cheaper rate • Ability to use pipeline capacity to add additional customers in core ship channel markets and sell gas to end users

11 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 2009 2010 2011 2012 2013 Jan-14 Dimmit Webb Lasalle 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 1978 1985 1992 1999 2006 2013 Gas Production Wells B O E/ d Source: Drilling Info and HPDI. W e lls Gas P ro d u ctio n ( M M cf / M o n th ) Western Eagle Ford Expansion Counties: Dimmit, Webb and LaSalle Source: Credit Suisse February 2014 E&P Performance Monitor Western Eagle Ford Production Eagle Ford Oil & Gas Volumes Counties: Dimmit, Webb and LaSalle Western Eagle Ford Activity Sall Source: Drilling Info

12 Strategically Located Asset Base “When we have the Webb Pipeline completed, we will have in place an extensive pipeline system covering almost the entirety of the Eagle Ford gas condensate area. We really like the competitive position we have.” David Biegler, Chairman (May 7, 2014 Investor Call)

13 Integrated Midstream Value Chain Competitive Advantages Southcross Services • Natural gas gathering, processing, treating, compression and transportation • NGL fractionation and transportation • Source, purchase, transport and sell natural gas and NGLs • Integrated Midstream Business • Gathering, processing and fractionation • Location • Proximate to prolific Eagle Ford shale production • Proximate to Gulf Coast petrochemical infrastructure • Connection to gas and purity NGL markets • Ability to avoid Mt. Belvieu transportation

14  Multiple gas sale outlets, including Southcross’ direct connections to industrial markets  Diverse market outlets are an advantage in attracting producer contracts  Local markets provide incremental downstream margins  Well positioned to transport future Eagle Ford gas to markets, including export markets in Mexico Attractive Residue and Dry Gas Downstream Competitive Advantages of Dry Gas System Pipelines 18% Direct end-use customers Focus on End-Use Markets 2013 Southcross South Texas Gas Sales by Market (MMBtu/d) 82%

15 Direct Access to Attractive NGL Markets • Advantaged footprint in expanding Gulf Coast petrochemical infrastructure and NGL markets • End-use NGL markets provides attractive pricing and market outlets • New NGL export terminals near Corpus Christi are in progress • Vast majority of North American ethane cracking is on the Gulf Coast and is expanding Competitive Advantages of NGL System

16 Growing Corpus Christi Market • 6th largest port in US in terms of total tonnage • Proximate to Eagle Ford Shale • Access to Gulf of Mexico for exports • Infrastructure projects and expansions are underway • Corpus Christi is 13% of Texas refining capacity • Significant petrochemical and export facilities

Lower Gulf Coast Projects Present Opportunities



Petrochemical Projects

- Lyondell to add 800 million lbs/year of ethylene capacity at Corpus Christi plant by late 2015
- OxyChem and MexiChem to build 1.2 billion lbs/year ethylene cracker at Ingleside, near Corpus Christi, to be operational by first quarter 2017



Refining Projects

- Valero upgrading 325kb/d Corpus Christi refinery
- Flint Hills plans to reconfigure 230kb/d Corpus Christi West Refinery
- Martin Midstream, Magellan Midstream plan to construct new condensate splitters at facilities in Corpus Christi



Trafigura – November 14, 2013 Press Release

- Trafigura spending $500 million to expand dock facilities at Corpus Christi
- Expansion to meet increasing demand for water access for Eagle Ford production



Cheniere – April 7, 2014 Press Release

- Entered into a 20 year agreement with Endesa for LNG supply export from Corpus Christi
- Expect to complete steps to final investment decision and construction by early 2015



Martin Midstream – October 3, 2013 Press Release

- Martin Midstream announced it has purchased the last available Port of Corpus Christi property on Harbor Island
- The company plans to build a $500 million LPG plant to be completed in next three years
- Plant and related marine terminals and LPG barges to capitalize on increased opportunity from Eagle Ford


NET MEXICO PIPELINE

NET Midstream Pipeline to Mexico – December 6, 2013 Press Release

- 120-mile, 42" and 48" diameter natural gas pipeline with associated compression
- Expect to place pipeline into service in December 2014
- Will transport gas from nine interconnects at the Agua Dulce Hub in Nueces County, Texas to Mexico

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18 431 626 2014E 2018E NGL Export Demand Normal Butane Exports Propane Exports 1,225 2,004 2014E 2018E Ethane Demand Other US Demand Gulf Coast Demand Growing NGL Markets in US and for Export United States NGL Growth (MBbls/d) Source: Wells Fargo NGL Snapshot – April 2014 The US is Now the Top Propane Exporter… Source: IHS 0 10 20 30 40 50 60 70 YT D 201 3 P ro p an e E xp o rts (M M b ls ) …Due to Advantageous Propane Costs Versus International Markets Source: BofA Merrill Lynch Global Research, IHS, Bloomberg

19 Recent Southcross Performance NGL Barrels Sold per Day (in Thousands) Processed Natural Gas Volumes (Bbtu/d) Adjusted EBITDA (in Millions)

20 Southcross Path to Distribution Growth Today Fill Processing Capacity Future Growth Potential • 335 MMcf/d South Texas processing capacity • 1st quarter 2014 – 55% full • $12.5 million in Adjusted EBITDA • Utilize new Webb Pipeline to fill processing capacity • Capacity to generate more than $20 million per quarter in Adjusted EBITDA with 100% plant utilization • Current pipeline capacity enables additional plant expansions with little additional pipeline investment • New processing and fractionation plants can significantly increase Adjusted EBITDA

21 Barclays Gathering & Processing MLP Median Yield 5.6% 9.3% 7.8% 7.8% 7.7% 7.5% 6.9% 6.7% 6.6% 5.6% 5.5% 4.9% 4.6% 4.6% 4.5% 4.2% 3.9% 3.6% 2.6% 2.5% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Comparative Yield Southcross trades at an attractive yield relative to other gathering and processing MLPs Source: Barclays Energy Infrastructure Weekly Report as of 5/12/14

22 • Strategically located asset base leveraged to Eagle Ford shale growth • Proven ability to develop projects and complete acquisitions • Integrated midstream assets from gathering through NGLs in South Texas • Leveraged to increasing opportunities in downstream NGL and residue natural gas business in the lower Gulf Coast • Filling existing capacity of assets provides near-term growth opportunity Southcross Investment Summary

23 Southcross’ Fact Sheet NYSE Ticker SXE Total Units 33.7 million units(1)(2) Unit Price $17.27(2) Market Capitalization $582 million(2) Debt at March 31, 2014 $171 million Quarterly Distribution $0.40 per unit ($1.60 per unit on an annualized basis) Current Yield 9.3%(2) (2) As of 5/19/14 (1) Excludes convertible preferred units and GP units.

24 Appendix

25 Alabama  Primarily fixed-fee compression and transportation services  100% non-commodity price sensitive margins  Deliveries to end-users and interstate pipelines  Acquired Enterprise Alabama in September 2011  519 miles of pipeline  Approximate average throughput of 122,000 MMbtu/d (1) Alabama & Mississippi Mississippi Alabama Mississippi  Primarily end-use customer margins from gas deliveries to on-system users and transportation fees  100% non-commodity price sensitive margins  Largest intrastate pipeline system in the state  626 miles of pipeline  Approximate average throughput of 100,000 MMbtu/d(1) (1) As of 3/31/14. Interconnect Compressor Interconnect Compressor

26 Commodity Sensitive Significant portion of gross margin is non-commodity price sensitive Fixed-Fee or Equivalent South Texas Contract Structure 76% Fixed-Fee or Equivalent 24% Commodity Sensitive Typical Southcross Gas Supply Contract 2013 Gross Margin Processing Uplift Gathering Transportation Processing Fractionation • Fixed-fees on services • Fixed spreads on purchases and sales of NGLs and residue gas • Equity NGL barrels from processing recoveries in excess of fixed producer payments

27 Non-GAAP Measures We believe that Adjusted EBITDA and distributable cash flow are widely accepted financial indicators of our operational performance and our ability to incur and service debt, fund capital expenditures and make distributions. Adjusted EBITDA and distributable cash flow are not measures calculated in accordance with GAAP. We define Adjusted EBITDA as net income, plus interest expense, income tax expense, depreciation and amortization expense, certain non-cash charges such as non-cash equity compensation and unrealized gains/losses on derivative contracts, major litigation net of recoveries, transaction expense, revenue deferral adjustment and selected charges that are unusual or non-recurring; less interest income, income tax benefit, unrealized gains on commodity derivative contracts and selected gains that are unusual or non-recurring. Adjusted EBITDA should not be considered an alternative to net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP. Adjusted EBITDA is used as a supplemental measure by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others, to assess: • the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; • the ability of our assets to generate cash sufficient to support our indebtedness and make future cash distributions; • operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and • the attractiveness of capital projects and acquisitions and the overall rates of return on investment opportunities. We define distributable cash flow as Adjusted EBITDA plus interest income, less cash paid for interest (net of capitalized costs), income tax expense and maintenance capital expenditures. We use distributable cash flow to analyze our performance. Distributable cash flow does not reflect changes in working capital balances. Distributable cash flow is used to assess: • the ability of our assets to generate cash sufficient to support our indebtedness and make future cash distributions to our unitholders; and • the attractiveness of capital projects and acquisitions and the overall rates of return on alternative investment opportunities. Non-GAAP Financial Measures Adjusted EBITDA and distributable cash flow are not financial measures presented in accordance with GAAP. We believe that the presentation of these non-GAAP financial measures provides useful information to investors in assessing our financial condition, results of operations and cash flows from operations. Net income is the GAAP measure most directly comparable to Adjusted EBITDA. The GAAP measure most directly comparable to distributable cash flow is net cash provided by operating activities. Our non- GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measure. Each of these non-GAAP financial measures has important limitations as an analytical tool because each excludes some but not all items that affect the most directly comparable GAAP financial measure. You should not consider Adjusted EBITDA or distributable cash flow in isolation or as a substitute for analysis of our results as reported under GAAP. Adjusted EBITDA and distributable cash flow may be defined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

28 Reconciliation to Adjusted EBITDA (Dollars in Thousands) Three Months Ended, 3/31/13 6/30/13 9/30/13 12/31/13 3/31/14 Reconciliation of net loss to Adjusted EBITDA: Net (loss) income $ (6,382) $ (6,192) $ (4,069) $ 674 $ (1,289) Add (deduct): Depreciation and amortization expense 7,249 8,261 9,447 8,590 8,528 Interest expense 2,047 3,101 3,587 3,855 2,973 Unit-based compensation 408 685 552 542 529 Income tax (benefit) expense 18 260 125 (19) 8 Unrealized gain - - - (120) (32) Revenue deferral adjustment - - - - 1,182 Gain on sale of assets, net - - - (25) - Loss on asset disposal - - - - 4 Major litigation, net of recoveries - - - 517 273 Transaction expenses for acquisition - - - - 303 Other, net 1,201 132 20 24 18 Adjusted EBITDA $ 4,541 $ 6,247 $ 9,662 $ 14,038 $ 12,497